DEBT	9 Months Ended
Sep. 30, 2020
Debt Disclosure [Abstract]
DEBT	DEBT
As of September 30, 2020 and December 31, 2019, we had total long-term debt outstanding of $1,146.0 million and $1,216.9 million, respectively, net of deferred debt financing costs of $6.5 million and $6.0 million, respectively. As of September 30, 2020, we were in compliance with all covenants under our existing debt and lease agreements.

$800 million credit facility

In April 2016, we entered into an $800.0 million senior secured credit facility (the “$800 million credit facility”) with a syndicate of banks to refinance existing financing arrangements secured by seven of our existing vessels. The vessels included in this facility are the Golar Freeze, the Golar Grand, the Golar Igloo, the Golar Maria, the Golar Spirit, the Golar Winter and the Methane Princess.

The $800.0 million credit facility has a five-year term and is due to mature in April 2021. The $800.0 million credit facility is repayable in quarterly installments with a total final balloon payment of $378.0 million together with amounts outstanding under the fully drawn revolving facility. The $800 million credit facility bears interest at a rate of LIBOR plus a margin of 2.5%. As of September 30, 2020 and December 31, 2019, the balance outstanding under the $800 million credit facility amounted to $529.0 million and $568.0 million, respectively.

The facility requires a security deposit to be held for the period of the loan, unless certain conditions are met. These balances are referred to in these condensed consolidated financial statements as restricted cash. As of September 30, 2020 and December 31, 2019, the value of the restricted cash deposit secured against the loan was $18.2 million and $23.6 million, respectively.

2015 Norwegian Bonds and 2017 Norwegian Bonds

On May 5, 2020, bondholders approved amendments (the “Norwegian Bond Amendments”) to our Norwegian bonds issued in 2015 (the “2015 Norwegian Bonds”) and our Norwegian bonds issued in 2017 (the “2017 Norwegian Bonds”, and together with the 2015 Norwegian Bonds, the “Norwegian Bonds”).

Under the Norwegian Bond Amendments, we may incur no additional financial indebtedness without applying the proceeds received therefrom to redeem the Norwegian Bonds on a pro rata basis, other than certain permitted financial indebtedness incurred: (i) to repay existing financial indebtedness, (ii) by way of secured debt from financial institutions incurred in the ordinary course of business in connection with acquisitions of assets or (iii) an amount up to $25.0 million in aggregate, provided that the proceeds in the case of each of (i) to (iii) above are not applied for redemption of any or all of the 2017 Norwegian Bonds prior to the redemption of the 2015 Norwegian Bonds in full. In addition, the Norwegian Bond Amendments contain a provision prohibiting us from paying distributions to our common unitholders in an amount greater than (i) $0.0808 per common unit per annum or (ii) the aggregate amount of cash equity raised. Additionally, under the Norwegian Bond Amendments, we will not be permitted to repurchase any of our common or preferred units.
In November 2020, we obtained credit approval from the lead banks in connection with the refinancing of the $800 million credit facility. In addition, management is currently exploring various options to obtain the necessary funds to refinance the 2015 Norwegian Bonds. We have a track record of successfully refinancing our debt and, given the strong fundamentals of the underlying assets (contracted cash flows and existing leverage ratios), we believe that it is probable that we will obtain the necessary funding to meet our payment obligations under the maturing $800 million credit facility by April 2021 and 2015 Norwegian Bonds by November 2021.